UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 24, 2021

UGI Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 North Gulph Road, King of Prussia, PA 19406

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 337-7000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, without par value	UGI	New York Stock Exchange
Corporate Units	UGIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 24, 2021, UGI International, LLC (“UGI International”), the indirect, wholly owned subsidiary of UGI Corporation (the “Company”), priced its offering of €400,000,000 in aggregate principal amount of 2.50% senior unsecured notes due 2029 (the “Notes”) in a private offering (the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The closing of the Offering is expected to occur on or about December 7, 2021 and is subject to customary closing conditions.

UGI International intends to use the net proceeds of the issuance of the Notes to redeem all of its outstanding 3.25% senior unsecured notes due 2025 (the “2025 Notes”) and to pay fees and expenses in connection with the Offering, and the remainder will be used for general corporate purposes and/or be distributed to the Company. The obligation of UGI International to redeem the 2025 Notes is conditioned on the consummation of the offering of the Notes. The redemption of the 2025 Notes is being made solely pursuant to the conditional notice of redemption that has been delivered pursuant to the indenture governing the 2025 Notes, and nothing contained in herein constitutes a notice of redemption thereof.

On November 24, 2021, the Company issued a press release regarding the Offering. A copy of the press release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the offered securities, nor shall there be any sales of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description

99.1	Press Release of UGI Corporation dated November 24, 2021 announcing the pricing of the Offering.

104	The cover page from this Current Report, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation
By:	/s/ Jessica A. Milner
Name: Jessica A. Milner
Title: Assistant Secretary

November 24, 2021

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